UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2009

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Monday, March 9, 2009, Accuride Corporation (“Accuride”) announced that David K. Armstrong, Accuride’s Senior Vice President and Chief Financial Officer (“CFO”), plans to resign his employment with the Company and accept a three-year overseas assignment with The Church of Jesus Christ of Latter-day Saints in Lima, Peru.  Mr. Armstrong, who joined the Company in 1998 as General Counsel and who has served as CFO since 2007, plans to leave the Company mid-April 2009. The Company plans to appoint an interim CFO while it completes a search to secure a permanent replacement.

Item 7.01.	Regulation FD Disclosure.

A copy of a press release by Accuride, dated March 9, 2009, announcing Mr. Armstrong’s departure is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1                           Press Release of Accuride Corporation, dated March 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	March 12, 2009	/s/ Stephen A. Martin
Stephen A. Martin
Vice President / General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Accuride Corporation, dated March 9, 2009.